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                                 AIM SUMMIT FUND

                       Supplement dated December 31, 2002
                      to the Prospectus dated March 1, 2002
                          as supplemented July 1, 2002

Effective, December 31, 2002, the following replaces in its entirety the information appearing under the heading "Fund Management - PORTFOLIO MANAGERS" on page A-4 of the Prospectus:

         "The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

         o David P. Barnard*, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1982.

         o Robert Lloyd, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was a trader with American Electric Power.

         o Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc.

         o Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1990.

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         *Effective January 31, 2003, Mr. Barnard will retire from managing the fund.

         They are assisted by the Basic Value and the Multicap Growth Teams. More information on the fund's management team may be found on our website (http://www.aimfunds.com)."